UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 7, 2005

ENTERPRISE FINANCIAL SERVICES CORP

(Exact name of registrant as specified in its charter)

Delaware	000-24131	43-1706259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Meramec, St. Louis, Missouri	63105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (314) 725-5500

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

On February 7, 2005, Enterprise Financial Services Corp (“the Company”) issued a press release announcing that it has met the listing requirements for the NASDAQ National Market, and shares of its common stock begin trading on the NASDAQ on Tuesday, February 8, 2005.

ITEM 9.01 Financial Statements and Exhibits

(c)	Exhibits

The following exhibit is filed as part of this report:

Exhibit No.	Description
99.1	Press Release dated February 7, 2005

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2005
ENTERPRISE FINANCIAL SERVICES CORP

	By:	/s/ Kevin C. Eichner
Kevin C. Eichner
Chief Executive Officer

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